Vanguard Funds

Barclays Indexes to Become Bloomberg Barclays Indexes

On August 24, 2016, Bloomberg L.P. acquired Barclays Risk Analytics and Index
Solutions Ltd. from Barclays PLC. As a result of this acquisition, the Barclays indexes have been rebranded as Bloomberg Barclays indexes. Within the prospectus, references to Barclays as part of an index name are replaced with
Bloomberg Barclays. At this time, there have been no changes to the composition of the indexes as a result of the rebranding.

© 2016 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS BL 092016